UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 7, 2015

Warren Resources, Inc.

(Exact Name of Registrant
as Specified in Charter)

Maryland	0-33275	11-3024080
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1114 Avenue of the Americas, 34th Floor

New York, New York 10036

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 697-9660

(Former Name or Former Address, if Changed Since Last Report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On May 7, 2015, Warren Resources, Inc. (the “Company”) issued a press release announcing its financial and operating results for the first quarter of 2015 (the “Original Release”).  The text of the Original Release contained an error in the annual gas production forecast. The corrected full year production forecast is as set forth below:

Full Year ending
December 31, 2015

Oil (MBbl)	900 – 1,000

Gas (MMcf)	28,000 - 30,000

Oil Equivalent (MBoe)	5,567 - 6,000

Gas Equivalent (MMcfe)	33,400 – 36,000

On May 7, 2015, the Company issued a corrected copy of the press release which is furnished as Exhibit 99.1 to this Form 8-K/A.  No other changes were made to the Original Release.

Item 2.02.  Results of Operations and Financial Condition

On May 7, 2015, the Company issued a corrected press release announcing its financial and operating results for the first quarter of 2015. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K/A and incorporated by reference herein.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)                            Exhibits:

Exhibit No.	Description

99.1	Press Release dated May 7, 2015 reporting first quarter 2015 results (as corrected)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 7, 2015

WARREN RESOURCES, INC.
(Registrant)

	By:	/s/ Saema Somalya
Saema Somalya,
Senior Vice President,
General Counsel & Secretary

Exhibit No.	Description

99.1	Press Release dated May 7, 2015 reporting first quarter 2015 results (as corrected)